SHAREHOLDERS' EQUITY (Employee stock option/stock issuance plan) (Details)	12 Months Ended
Feb. 28, 2014
SHAREHOLDERS' EQUITY [Abstract]
Common stock reserved for issuance under plan	5,800,875
Vesting terms of plan awards	Options are granted with an exercise price equal to the fair value of the common shares of the Company, and generally vest at a rate of 25% one year from the date of the option grant, and 1/36th of the remaining 75% per additional month of full-time employment with the Company. Options expire in periods ranging from three to ten years, or upon termination of employment. The maximum number of Common Shares issuable under the Stock Option Plan is 10% of the Common Shares issued and outstanding.